Exhibit 99.2
Westar Energy, Inc.
Second Quarter 2016 Earnings
Released August 2, 2016

Cody VandeVelde
Director Investor Relations
785-575-8227
Cody.VandeVelde@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended June 30,
	2016	2015	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$202,838	$173,677	$29,161	16.8
Commercial	188,197	175,994	12,203	6.9
Industrial	108,004	103,151	4,853	4.7
Other retail	(16,502)	(7,660)	(8,842)	(115.4)
Total Retail Revenues	482,537	445,162	37,375	8.4
Wholesale	66,687	74,828	(8,141)	(10.9)
Transmission	66,620	61,295	5,325	8.7
Other	5,604	8,278	(2,674)	(32.3)
Total Revenues	621,448	589,563	31,885	5.4
OPERATING EXPENSES:
Fuel and purchased power	118,630	140,080	(21,450)	(15.3)
SPP network transmission costs	55,227	57,352	(2,125)	(3.7)
Operating and maintenance	85,619	82,739	2,880	3.5
Depreciation and amortization	84,226	76,759	7,467	9.7
Selling, general and administrative	75,724	63,663	12,061	18.9
Taxes other than income tax	48,407	37,494	10,913	29.1
Total Operating Expenses	467,833	458,087	9,746	2.1
INCOME FROM OPERATIONS	153,615	131,476	22,139	16.8
OTHER INCOME (EXPENSE):
Investment earnings	2,280	1,634	646	39.5
Other income	3,382	15,121	(11,739)	(77.6)
Other expense	(2,908)	(2,633)	(275)	(10.4)
Total Other Income	2,754	14,122	(11,368)	(80.5)
Interest expense	39,683	45,516	(5,833)	(12.8)
INCOME BEFORE INCOME TAXES	116,686	100,082	16,604	16.6
Income tax expense	40,542	33,839	6,703	19.8
NET INCOME	76,144	66,243	9,901	14.9
Less: Net income attributable to noncontrolling interests	3,804	2,533	1,271	50.2
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$72,340	$63,710	$8,630	13.5
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.51	$0.47	$0.04	8.5
Diluted earnings per common share	$0.51	$0.46	$0.05	10.9
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	142,034	135,939	6,095	4.5
Diluted	142,497	137,412	5,085	3.7
DIVIDENDS DECLARED PER COMMON SHARE	$0.38	$0.36	$0.02	5.6
Effective income tax rate	35%	34%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Six Months Ended June 30,
	2016	2015	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$382,128	$354,970	$27,158	7.7
Commercial	353,870	337,300	16,570	4.9
Industrial	208,702	199,630	9,072	4.5
Other retail	(30,884)	(7,122)	(23,762)	(333.6)
Total Retail Revenues	913,816	884,778	29,038	3.3
Wholesale	134,099	161,584	(27,485)	(17.0)
Transmission	130,535	119,880	10,655	8.9
Other	12,448	14,128	(1,680)	(11.9)
Total Revenues	1,190,898	1,180,370	10,528	0.9
OPERATING EXPENSES:
Fuel and purchased power	218,688	295,561	(76,873)	(26.0)
SPP network transmission costs	115,987	114,164	1,823	1.6
Operating and maintenance	163,377	167,819	(4,442)	(2.6)
Depreciation and amortization	167,866	151,345	16,521	10.9
Selling, general and administrative	132,179	119,082	13,097	11.0
Taxes other than income tax	97,375	75,365	22,010	29.2
Total Operating Expenses	895,472	923,336	(27,864)	(3.0)
INCOME FROM OPERATIONS	295,426	257,034	38,392	14.9
OTHER INCOME (EXPENSE):
Investment earnings	4,296	4,113	183	4.4
Other income	12,860	17,935	(5,075)	(28.3)
Other expense	(8,451)	(8,345)	(106)	(1.3)
Total Other Income	8,705	13,703	(4,998)	(36.5)
Interest expense	80,114	89,814	(9,700)	(10.8)
INCOME BEFORE INCOME TAXES	224,017	180,923	43,094	23.8
Income tax expense	79,165	61,517	17,648	28.7
NET INCOME	144,852	119,406	25,446	21.3
Less: Net income attributable to noncontrolling interests	6,927	4,716	2,211	46.9
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$137,925	$114,690	$23,235	20.3
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.97	$0.85	$0.12	14.1
Diluted earnings per common share	$0.97	$0.84	$0.13	15.5
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	142,013	134,177	7,836	5.8
Diluted	142,361	136,330	6,031	4.4
DIVIDENDS DECLARED PER COMMON SHARE	$0.76	$0.72	$0.04	5.6
Effective income tax rate	35%	34%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	June 30, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,213	$3,231
Accounts receivable, net of allowance for doubtful accounts of $5,093 and $5,294, respectively	298,841	258,286
Fuel inventory and supplies	299,465	301,294
Prepaid expenses	17,994	16,864
Regulatory assets	87,256	109,606
Other	33,099	27,860
Total Current Assets	741,868	717,141
PROPERTY, PLANT AND EQUIPMENT, NET	8,800,698	8,524,902
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	263,072	268,239
OTHER ASSETS:
Regulatory assets	734,844	751,312
Nuclear decommissioning trust	189,179	184,057
Other	241,081	260,015
Total Other Assets	1,165,104	1,195,384
TOTAL ASSETS	$10,970,742	$10,705,666
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$125,000	$—
Current maturities of long-term debt of variable interest entities	26,842	28,309
Short-term debt	177,000	250,300
Accounts payable	178,374	220,969
Accrued dividends	52,767	49,829
Accrued taxes	95,084	83,773
Accrued interest	41,969	71,426
Regulatory liabilities	33,634	25,697
Other	90,841	106,632
Total Current Liabilities	821,511	836,935
LONG-TERM LIABILITIES:
Long-term debt, net	3,387,696	3,163,950
Long-term debt of variable interest entities, net	111,230	138,097
Deferred income taxes	1,655,825	1,591,430
Unamortized investment tax credits	208,318	209,763
Regulatory liabilities	247,916	267,114
Accrued employee benefits	455,923	462,304
Asset retirement obligations	280,507	275,285
Other	87,065	88,825
Total Long-Term Liabilities	6,434,480	6,196,768
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 4, 11 and 12)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 141,691,017 shares and 141,353,426 shares, respective to each date	708,455	706,767
Paid-in capital	2,008,491	2,004,124
Retained earnings	978,187	945,830
Total Westar Energy, Inc. Shareholders’ Equity	3,695,133	3,656,721
Noncontrolling Interests	19,618	15,242
Total Equity	3,714,751	3,671,963
TOTAL LIABILITIES AND EQUITY	$10,970,742	$10,705,666

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Six Months Ended June 30,
	2016	2015
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$144,852	$119,406
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	167,866	151,345
Amortization of nuclear fuel	16,831	10,085
Amortization of deferred regulatory gain from sale leaseback	(2,748)	(2,748)
Amortization of corporate-owned life insurance	8,819	9,042
Non-cash compensation	4,778	4,241
Net deferred income taxes and credits	75,334	54,740
Allowance for equity funds used during construction	(5,247)	(2,041)
Changes in working capital items:
Accounts receivable	(40,555)	998
Fuel inventory and supplies	2,140	(31,307)
Prepaid expenses and other	7,126	(40,195)
Accounts payable	(21,364)	(2,873)
Accrued taxes	16,272	16,893
Other current liabilities	(62,434)	(65,908)
Changes in other assets	1,848	(9,712)
Changes in other liabilities	15,163	21,046
Cash Flows from Operating Activities	328,681	233,012
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(503,631)	(334,905)
Purchase of securities - trusts	(39,603)	(9,980)
Sale of securities - trusts	41,201	10,263
Investment in corporate-owned life insurance	(14,648)	(14,845)
Proceeds from investment in corporate-owned life insurance	24,171	1,192
Investment in affiliated company	(655)	—
Other investing activities	(2,798)	(653)
Cash Flows used in Investing Activities	(495,963)	(348,928)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(73,300)	49,500
Proceeds from long-term debt	396,577	—
Proceeds from long-term debt of variable interest entities	162,048	—
Retirements of long-term debt	(50,000)	(125,000)
Retirements of long-term debt of variable interest entities	(190,355)	(27,925)
Repayment of capital leases	(401)	(1,721)
Borrowings against cash surrender value of corporate-owned life insurance	54,910	56,622
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(22,921)	(899)
Issuance of common stock	1,354	256,394
Distributions to shareholders of noncontrolling interests	(2,551)	(1,076)
Cash dividends paid	(101,137)	(89,035)
Other financing activities	(4,960)	(3,234)
Cash Flows from Financing Activities	169,264	113,626
NET CHANGE IN CASH AND CASH EQUIVALENTS	1,982	(2,290)
CASH AND CASH EQUIVALENTS:
Beginning of period	3,231	4,556
End of period	$5,213	$2,266

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
2nd Quarter 2016 vs. 2015

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
June 30, 2015 basic earnings attributable to common stock			$63,710		$0.47

		Favorable/(Unfavorable)

	Gross Margin		55,460	A
	Operating and maintenance		(2,880)	B
	Depreciation and amortization		(7,467)	C
	Selling, general and administrative		(12,061)	D
	Taxes other than income tax		(10,913)	E
	Other income (expense)		(11,368)	F
	Interest expense		5,833	G
	Income tax expense		(6,703)	H
	Net income attributable to noncontrolling interests		(1,271)
	Change in shares outstanding	(0.02)

June 30, 2016 basic earnings attributable to common stock			$72,340		$0.51

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)

A	Due primarily to: general rate case increase of $78.0M (annual); estimated annual transmission margin increase of $22.0M; and 2.7% increase in retail MWh sales due to warm weather

B
Due primarily to: higher operating and maintenance expense at coal fired plants due to schedule outages -- ($5.2M); partially offset by decrease in operating and maintenance expenses resulting from power plant retirements in late 2015 -- $1.7M

C	Due principally to property additions

D	Due primarily to: merger-related expenses -- ($7.8M); and higher employee benefit costs -- $(1.7M)

E	Due primarily to higher property tax expense that is largely offset by increased prices -- ($11.2M)

F	Due primarily to: lower COLI benefit -- ($13.8M); partially offset by an increase in equity AFUDC -- $2.7M

G
Due primarily to: decrease in interest expense of long-term debt due to refinancing -- $3.1M; increase in debt AFUDC -- $1.8M; and decrease in interest expense of long-term debt of VIEs due to refinancing -- $1.5M

H	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD June 2016 vs. 2015

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
June 30, 2015 basic earnings attributable to common stock			$114,690		$0.85

		Favorable/(Unfavorable)

	Gross Margin		85,578	A
	Operating and maintenance		4,442	B
	Depreciation and amortization		(16,521)	C
	Selling, general and administrative		(13,097)	D
	Taxes other than income tax		(22,010)	E
	Other income (expense)		(4,998)	F
	Interest expense		9,700	G
	Income tax expense		(17,648)	H
	Net income attributable to noncontrolling interests		(2,211)
	Change in shares outstanding	(0.05)

June 30, 2016 basic earnings attributable to common stock			$137,925		$0.97

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)

A
Due primarily to: general rate case increase of $78.0M (annual); estimated annual transmission margin increase of $22.0M; partially offset by 1.3% decrease in retail MWh sales principally due to extremely mild winter weather

B
Due primarily to: lower distribution maintenance expense -- $4.0M; decrease operating and maintenance expenses resulting from power plant retirements in late 2015 -- $3.7M; partially offset by higher operating and maintenance costs at coal fire plants due to scheduled outage -- ($5.0M)

C	Due principally to property additions

D	Due primarily to: merger-related expenses -- ($7.8M); and an increase in outside services costs primarily related to technology services -- $(2.1M)

E	Due primarily to higher property tax expense that is largely offset by increased prices -- ($22.7M)

F	Due primarily to lower COLI benefit -- ($7.3M); partially offset by an increase in equity AFUDC -- $3.2M

G
Due primarily to: decrease in interest expense of long-term debt due to refinancing -- $6.6M; decrease in interest expense of long-term debt of VIEs due to refinancing -- $2.6M; and increase in debt AFUDC -- $1.8M

H	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended June 30,
	2016	2015	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$202,838	$173,677	$29,161	16.8
Commercial	188,197	175,994	12,203	6.9
Industrial	108,004	103,151	4,853	4.7
Other retail	4,013	3,503	510	14.6
Provision for rate refunds	(20,515)	(11,163)	(9,352)	(83.8)
Total Retail Revenues	482,537	445,162	37,375	8.4
Tariff-based wholesale	56,260	56,688	(428)	(0.8)
Market-based wholesale	10,427	18,140	(7,713)	(42.5)
Transmission	66,620	61,295	5,325	8.7
Other	5,604	8,278	(2,674)	(32.3)
Total Revenues	$621,448	$589,563	$31,885	5.4

Electricity Sales	(Thousands of MWh)
Residential	1,492	1,386	106	7.6
Commercial	1,875	1,835	40	2.2
Industrial	1,391	1,408	(17)	(1.2)
Other retail	19	22	(3)	(13.6)
Total Retail	4,777	4,651	126	2.7
Tariff-based wholesale	915	1,097	(182)	(16.6)
Market-based wholesale	781	949	(168)	(17.7)
Total wholesale	1,696	2,046	(350)	(17.1)
Total Electricity Sales	6,473	6,697	(224)	(3.3)

	(Dollars per MWh)
Total retail	$101.01	$95.71	$5.30	5.5
Tariff-based wholesale	$61.49	$51.68	$9.81	19.0
Market-based wholesale	$13.35	$19.11	$(5.76)	(30.1)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$91,980	$106,169	$(14,189)	(13.4)
Purchased power	34,071	33,514	557	1.7
Subtotal	126,051	139,683	(13,632)	(9.8)
RECA recovery and other	(7,421)	397	(7,818)	nm
Total fuel and purchased power expense	$118,630	$140,080	$(21,450)	(15.3)

Electricity Supply	(Thousands of MWh)
Generated - Gas	472	237	235	99.2
Coal	3,373	4,542	(1,169)	(25.7)
Nuclear	1,242	756	486	64.3
Wind	100	105	(5)	(4.8)
Subtotal electricity generated	5,187	5,640	(453)	(8.0)
Purchased	1,455	1,318	137	10.4
Total Electricity Supply	6,642	6,958	(316)	(4.5)

	(Dollars per MWh)
Average cost of fuel used for generation	$17.73	$18.82	$(1.09)	(5.8)
Average cost of purchased power	$23.42	$25.43	$(2.01)	(7.9)
Average cost of fuel and purchased power	$18.98	$20.08	$(1.10)	(5.5)

Degree Days		2015/
	2016	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	592	537	55	10.2
Actual compared to 20 year average	592	456	136	29.8
Heating
Actual compared to last year	285	270	15	5.6
Actual compared to 20 year average	285	385	(100)	(26.0)
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Six Months Ended June 30,
	2016	2015	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$382,128	$354,970	$27,158	7.7
Commercial	353,870	337,300	16,570	4.9
Industrial	208,702	199,630	9,072	4.5
Other retail	7,854	7,006	848	12.1
Provision for rate refunds	(38,738)	(14,128)	(24,610)	(174.2)
Total Retail Revenues	913,816	884,778	29,038	3.3
Tariff-based wholesale	115,280	117,023	(1,743)	(1.5)
Market-based wholesale	18,819	44,561	(25,742)	(57.8)
Transmission	130,535	119,880	10,655	8.9
Other	12,448	14,128	(1,680)	(11.9)
Total Revenues	$1,190,898	$1,180,370	$10,528	0.9

Electricity Sales	(Thousands of MWh)
Residential	2,889	2,940	(51)	(1.7)
Commercial	3,533	3,567	(34)	(1.0)
Industrial	2,693	2,732	(39)	(1.4)
Other retail	40	41	(1)	(2.4)
Total Retail	9,155	9,280	(125)	(1.3)
Tariff-based wholesale	1,910	2,381	(471)	(19.8)
Market-based wholesale	1,660	2,235	(575)	(25.7)
Total wholesale	3,570	4,616	(1,046)	(22.7)
Total Electricity Sales	12,725	13,896	(1,171)	(8.4)

	(Dollars per MWh)
Total retail	$99.82	$95.34	$4.48	4.7
Tariff-based wholesale	$60.36	$49.15	$11.21	22.8
Market-based wholesale	$11.34	$19.94	$(8.60)	(43.1)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$173,619	$214,418	$(40,799)	(19.0)
Purchased power	72,901	79,041	(6,140)	(7.8)
Subtotal	246,520	293,459	(46,939)	(16.0)
RECA recovery and other	(27,832)	2,102	(29,934)	(1,424.1)
Total fuel and purchased power expense	$218,688	$295,561	$(76,873)	(26.0)

Electricity Supply	(Thousands of MWh)
Generated - Gas	697	550	147	26.7
Coal	6,661	8,994	(2,333)	(25.9)
Nuclear	2,494	1,550	944	60.9
Wind	222	211	11	5.2
Subtotal electricity generated	10,074	11,305	(1,231)	(10.9)
Purchased	3,011	2,941	70	2.4
Total Electricity Supply	13,085	14,246	(1,161)	(8.1)

	(Dollars per MWh)
Average cost of fuel used for generation	$17.23	$18.97	$(1.74)	(9.2)
Average cost of purchased power	$24.21	$26.88	$(2.67)	(9.9)
Average cost of fuel and purchased power	$18.84	$20.60	$(1.76)	(8.5)

Degree Days		2015/
	2016	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	596	538	58	10.8
Actual compared to 20 year average	596	460	136	29.6
Heating
Actual compared to last year	2,367	2,702	(335)	(12.4)
Actual compared to 20 year average	2,367	2,814	(447)	(15.9)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		June 30, 2016		December 31, 2015
		(Dollars in Thousands)
Current maturities of long-term debt		$125,000		$—
Current maturities of long-term debt of VIEs		26,842		28,309
Long-term debt, net		3,387,696		3,163,950
Long-term debt of variable interest entities, net		111,230		138,097
Total long-term debt		3,650,768	49.5%	3,330,356	47.6%
Common equity		3,695,133	50.2%	3,656,721	52.2%
Noncontrolling interests		19,618	0.3%	15,242	0.2%
Total capitalization		$7,365,519	100.0%	$7,002,319	100.0%

GAAP Book value per share		$26.08		$25.87
Period end shares outstanding (in thousands)		141,691		141,353

Outstanding Long-Term Debt

	CUSIP	June 30, 2016		December 31, 2015
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	$125,000		$125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
3.25% Series due December 2025	95709TAL4	250,000		250,000
4.25% Series due December 2045	95709TAM2	300,000		300,000
2.55% Series due July 2026	95709TAN0	350,000		—
		2,505,000		2,155,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,580,500		2,230,500

KGE
First mortgage bond series:
6.70% Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64% Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
4.85% Series due June 2031	121825CB7	—		50,000
2.50% Series due June 2031	N/A	50,000		—
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,551,940		3,201,940
Unamortized debt discount		(10,625)		(10,374)
Unamortized debt issuance expense		(28,619)		(27,616)
Long-term debt due within one year		(125,000)		—
Total long-term debt, net		$3,387,696		$3,163,950

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and six months ended June 30, 2016 and 2015 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	Change	2016	2015	Change
	(Dollars in Thousands)
Revenues	$621,448	$589,563	$31,885	$1,190,898	$1,180,370	$10,528
Less: Fuel and purchased power expense	118,630	140,080	(21,450)	218,688	295,561	(76,873)
SPP network transmission costs	55,227	57,352	(2,125)	115,987	114,164	1,823
Gross Margin	$447,591	$392,131	$55,460	$856,223	$770,645	$85,578

Gross margin	$447,591	$392,131	$55,460	$856,223	$770,645	$85,578
Less: Operating and maintenance expense	85,619	82,739	2,880	163,377	167,819	(4,442)
Depreciation and amortization expense	84,226	76,759	7,467	167,866	151,345	16,521
Selling, general and administrative expense	75,724	63,663	12,061	132,179	119,082	13,097
Taxes other than income tax	48,407	37,494	10,913	97,375	75,365	22,010
Income from operations	$153,615	$131,476	$22,139	$295,426	$257,034	$38,392

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 should be read in conjunction with this financial information.